                                                                      EXHIBIT 21

                       NATIONAL SERVICE INDUSTRIES, INC.

                              LIST OF SUBSIDIARIES

                                                                                     STATE OR OTHER
                                                                                      JURISDICTION
                                                                                   OF INCORPORATION OR
SUBSIDIARY OR AFFILIATE                                   PRINCIPAL LOCATION          ORGANIZATION
-----------------------                                   ------------------       -------------------
C&G Carandini S.A. ................................  Barcelona, Spain              Spain
Castlight de Mexico, S.A. de C.V. .................  Matamoros, Tamaulipas         Mexico
Graham International B.V. .........................  Bergen op Zoom, Holland       The Netherlands
Holophane Alumbrado Iberica SRL....................  Barcelona, Spain              Spain
Holophane Canada, Inc. ............................  Brampton, Ontario             Canada
Holophane Europe Ltd. .............................  Milton Keynes, England        United Kingdom
Holophane Lichttechnik G.m.b.H. ...................  Dusseldorf, Germany           Germany
Holophane Lighting Ltd. ...........................  Milton Keynes, England        United Kingdom
Holophane Market Development Corp. ................  Grand Cayman, Cayman Islands  Cayman Islands
Holophane S.A. de C.V. ............................  Tultitlan, Mexico City        Mexico
HSA Acquisition Corporation........................  Columbus, Ohio                Ohio
ID Limited.........................................  Douglas, Isle of Man          Isle of Man
KEM Europe B.V. ...................................  Bergen op Zoom, Holland       The Netherlands
KEPLIME Ltd. ......................................  London, England               United Kingdom
L & C Funding, Inc. ...............................  Atlanta, Georgia              Delaware
L & C Lighting Group, Inc. ........................  Atlanta, Georgia              Delaware
L & C Spinco, Inc. ................................  Atlanta, Georgia              Delaware
LHP Enterprises, Inc. .............................  Atlanta, Georgia              Delaware
Lithonia Lighting de Mexico S.A. de C.V. ..........  Monterrey, Nuevo Leon         Mexico
Lithonia Lighting do Brasil Ltda...................  Sao Paulo, Brazil             Brazil
Lithonia Lighting Servicios S.A. de C.V. ..........  Monterrey, Nuevo Leon         Mexico
Luxfab Limited.....................................  Milton Keynes, England        United Kingdom
National Airline Laundry Service, LLC..............  Atlanta, Georgia              Delaware
National Service Industries Canada L.P. ...........  Calgary, Alberta              Canada
National Service Industries, Inc. .................  Atlanta, Georgia              California
(fka NSI Enterprises, Inc.)
National Service Industries, Inc. Chile Ltda.......  Santiago, Chile               Chile
NSI Export Ltd. ...................................  Bridgetown, Barbados          Barbados
NSI Holdings, Inc. ................................  Montreal, Quebec              Canada
NSI Insurance (Bermuda) Ltd. ......................  Hamilton, Bermuda             Bermuda
NSI Leasing, Inc. .................................  Atlanta, Georgia              Delaware
Productos Lithonia Lighting de Mexico, S.A. de
  C.V. ............................................  Monterrey, Nuevo Leon         Mexico
Selig Company of Puerto Rico, Inc. ................  Atlanta, Georgia              Puerto Rico
The Zep Group, Inc. ...............................  Atlanta, Georgia              Delaware
ZEP Belgium S.A. ..................................  Brussels, Belgium             Belgium
Zep Enterprises, Inc. .............................  Atlanta, Georgia              Delaware
ZEP Europe B.V. ...................................  Bergen op Zoom, Holland       The Netherlands
ZEP Industries Europa B.V. ........................  Bergen op Zoom, Holland       The Netherlands
ZEP Industries S.A. ...............................  Bern, Switzerland             Switzerland
ZEP Italia S.R.L. .................................  Aprilia, Italy                Italy
ZEP KEM Italia S.R.L. .............................  Aprilia, Italy                Italy
ZEP Manufacturing B.V. ............................  Bergen op Zoom, Holland       The Netherlands

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